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                                                                   EXHIBIT 10.2

                              FOURTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     As of June 24, 1998, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998, the second amendment thereto dated April 3, 1998 and the third amendment thereto dated April 16, 1998 (collectively, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Fourth Amendment (this "AMENDMENT") shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1A hereto are hereby admitted to the Partnership as Substituted Limited Partners or Additional Limited Partners, as the case may be, owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1A or, for such Persons as who are already Limited Partners, such Persons are issued the number of additional Units and have made the Capital Contribution set forth on SCHEDULE 1A. Such persons hereby adopt the Partnership Agreement. The undersigned acknowledges that those of the Persons identified on SCHEDULE 1A hereto that are Substituted Limited Partners have received their Partnership Interests from various Additional Limited Partners, and the undersigned hereby consents to such transfers.

     2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. RATIFICATION. Except as expressly modified by this Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK;
                      SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                    as sole general partner of the Partnership


                                    By: /s/ Michael J. Havala
                                        ----------------------------------
                                         Name: Michael J. Havala
                                               ---------------------------
                                         Title: Chief Financial Officer
                                               ---------------------------














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                                  SCHEDULE 1A


Additional Limited Partners         Number of Units       Capital Contribution
---------------------------         ---------------       --------------------

Apollo/Pacifica Bryant, LLC             42,935                $1,326,691.50

Collins Family Trust                    24,836                  $767,432.40

Kelly Collins                            7,979                  $246,551.10

Michael Collins                          7,979                  $246,551.10

Timothy Gudim                           15,959                  $493,133.10

Edwin & Cathleen Hession                 7,979                  $246,551.10

Steve Leonard                            1,321                   $40,818.90

Pacifica Holding Company                23,119                  $714,377.10










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                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS


GENERAL PARTNER                                          NUMBER OF UNITS
---------------                                          ---------------

First Industrial Realty Trust, Inc.                           30,892,739


LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Aimee Freyer Lifetime Trust dated 11/1/65                          2,384

Daniel R. Andrew, TR of the Daniel R. Andrew                     137,489
Trust UA Dec 29 92

Charles T. Andrews                                                   754

Gordon E. Atkins                                                   6,767

William J. Atkins                                                 22,381

E. Donald Bafford                                                  3,374

William Baloh                                                      8,582

Edward N. Barad                                                    2,283

UA dated April 11, 1996 Blurton 1996                                 598
Revocable Family Trust

James Bolt                                                         5,587

Harriett Bonn                                                     28,804

Michael W. Brennan                                                 7,702

Robert Brown                                                       2,123

Henry D. Bullock & Terri D. Bullock & Shawn                        1,970
Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94, FBO Benjamin
Dure Bullock


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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Henry D. Bullock & Terri D. Bullock & Shawn                        1,970
Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94, FBO Christine
Laurel Bullock

Henry D. Bullock & Terri D. Bullock TR of                          9,151
the Henry D. & Terri D. Bullock Trust UA Aug 28 92

Edward Burger                                                      9,151

Calamer Inc.                                                       1,233

Perry C. Caplan                                                    1,388

Irwin Carasso                                                     17,192

Carol P. Freyer Lifetime Trust dated 11/1/72                       2,384

The Carthage Partners LLC                                         34,939

Cliffwood Development Company                                     64,823

Collins Family Trust dated 5/6/69                                137,833

Kelly Collins                                                     11,124

Michael Collins                                                   17,377

Charles S. Cook and Shelby H. Cook, tenants                          634
in the entirety

Caroline Atkins Coutret                                            7,327

David Cleborne Crow                                                5,159

Gretchen Smith Crow                                                2,602

Michael G. Damone, TR of the Michael G.                          144,296
Damone Trust UA Nov 4 69

Myrna R. Debilak                                                   5,447




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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Robert L. Denton                                                   6,286

C G Property  Development                                         27,975

Greg and Christina Downs, joint tenants                              474

Gregory Downs                                                         48

Draizin Family Partnership, LP                                   357,896

Joseph S. Dresner                                                149,531

Ethel Road Associates                                             29,511

Fitz & Smith Partnership                                           3,410

Fourbur Family Co., L.P.                                         620,273

Gamma Three Associates Limited Partnership                         3,338

Dennis G. Goodwin and Jeannie L. Goodwin,                          6,166
tenants in the entirety

Clay Hamlin & Lynn Hamlin, joint tenants                          15,159
with rights of survivorship

Henry E. Dietz Trust UA Jan 16 81                                 36,476

Highland Associates Limited Partnership                           69,039

Robert W. Holman Jr.                                             150,146

Holman/Shidler Investment Corporation                             22,079

Steven B. Hoyt                                                   175,000

Internal Investment Company                                        3,016

Frederick K. Ito                                                   3,880

The Jack Friedman Revocable Living Trust UA                       26,005
March 23, 1978

Jayeff Associates Limited Partnership                             16,249


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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Michael W. Jenkins                                                 3,917

Jernie Holdings Corp.                                            180,499

John E. De B Blockey Trust                                         8,293

Thomas J. Johnson, Jr. and Sandra L.                               2,142
Johnson, tenants in the entirety

Nourhan Kailian                                                    2,183

Peter Kepic                                                        9,261

Lambert Investment Corporation                                    13,606

Paul T. Lambert                                                   39,749

Constance Lazarus                                                417,961

Jerome Lazarus                                                    18,653

LGR Investment Fund Ltd                                           22,556

Malcolm Properties, L.L.C.                                        25,342

Princeton South at Lawrenceville LLC                               4,692

Shidler Equities LP                                              254,541

Duane  Lund                                                          617

R. Craig Martin                                                      754

J. Stanley Mattison                                                   12

Menlo Park Presbyterian Church                                       230

Eileen Millar                                                      2,922

Linda Miller                                                       2,000

The Milton Dresner Revocable Trust UA                            149,531
October 22, 1976

Montrose Kennedy Associates                                        4,874


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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Peter Murphy                                                      56,184

Anthony Muscatello                                                81,654

Joseph Musti                                                       1,508

Dean A. Nachtigall                                                10,076

New Land Associates Limited Partnership                            1,664

North Star Associates Limited Partnership                         19,333

Arden O'Connor                                                    13,845

Peter O'Connor                                                    66,181

Princeton South at Lawrenceville One                               4,426

Eduardo Paneque                                                    2,000

Partridge Road Associates Limited Partnership                      2,751

R.C.P. Associates, a New Jersey limited                            3,060
partnership

Jack F. Ream                                                       1,071

Glenn C. Rexroth and Linda A. Rexroth, as                          2,142
tenants in the entirety

James C. Reynolds                                                 40,154

Andre G. Richard                                                   1,508

RJB Ford City Limited Partnership                                158,438

RJB II Limited Partnership                                        40,788

Edward C. Roberts and Rebecca S. Roberts,                          8,308
tenants in the entirety

W.F.O. Rosenmiller                                                   634


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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Edward Jon Sarama                                                    634

Shadeland Associates Limited Partnership                          42,976

Shadeland Corporation                                              4,442

Jay H. Shidler                                                    66,984

Jay H. Shidler and Wallette A. Shidler,                            1,223
tenants in the entirety

Michael B. Slade                                                   2,829

David W. Smith, and Doris L. Smith, tenants                          754
in the entirety

Gary L. Smith and Joyce A. Smith, tenants in                       1,508
the entirety

Kevin Smith                                                       13,571

South Broad Company                                               72,421

South Gold Company                                                82,433

SRS Partnership                                                    2,142

UA Dated May 21, 1996 FBO Robert Stein                            56,778

S. Larry Stein                                                    56,778

Jonathan Stott                                                    80,026

Suburban Roseland Associates, a Limited                            3,002
Partnership

Thelma C. Gretzinger Trust                                           450

Thomas K. Barad & Jill E. Barad, Co-Trustees                       2,283
of the Thomas K. Barad & Jill E. Barad Trust
Dated 10-18-89



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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Michael T. Tomasz                                                 25,847

Barry L. Tracey                                                    2,142

Van Brunt Associates                                              39,370

Worlds Fair Associates                                             6,134

Worlds Fair III Associates                                        14,094

The Worlds Fair Office Associates                                  3,343

Worlds Fair Partners Limited Partnership                           1,664

The Worlds Fair V Associates                                       3,340

The Worlds Fair 25 Associates                                     13,677

Brothers Partnership                                               1,748

BSDK Enterprises                                                   3,596

Estate of Albert Sklar                                             3,912

Rand H. Falbaum                                                   17,022

William M. Fausone                                                16,480

Elizabeth Fitzpatrick                                              3,800

Fred Trust dated 6/16/77                                             653

Carol P. Freyer                                                   12,173

Lee Karen Freyer                                                  10,665

Aimee Freyer-Valls                                                12,173

David Fried                                                        1,326

Ester Fried                                                        3,177

Douglas Frye                                                       2,216


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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

J. Peter Gaffney                                                     727

Gerlach Family Trust dated 6/28/85                                   874

Patricia O. Godchaux                                               9,387

Timothy Gudim                                                     27,797

Timothy & Melissa Gudim, joint tenants                             3,285

H/Airport GP Inc.                                                  1,433

Vivian Hack                                                       22,522

Martha J. Harbinson                                                3,329

Turner Harshaw                                                     1,132

Cathleen Hession                                                   3,137

Howard Trust dated 4/30/79                                           653

John A. and Gloria H. Sage Family Trust UDT                       15,864
dated 6/7/94

L. Chris Johnson                                                   3,196

Johnson Living Trust dated 2/18/83                                 1,078

Charles Mark Jordan                                                   57

JPG Investment                                                       919

David R. Kahnweiler                                                5,436

Thomas Kendall                                                       546

Kirshner Family Trust #1 dated 4/8/76                             29,558

Kirshner Trust #4 FBO Todd Kirshner                               20,258

Kolpack MD Pension                                                   994

Chester A. Latcham                                                 2,493


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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Lee Karen Freyer Lifetime Trust dated 11/1/65                      2,384

Georgia Leonard                                                      664

Robert Leonard III                                                 5,856

Steve Leonard                                                     37,646

Leslie A. Rubin LTD                                                3,577

CLMM LLC                                                           3,825

PAC-II LLC                                                        17,356

Sealy Professional Drive LLC                                       2,906

Sealy Unitholder LLC                                              31,552

SPM Industrial LLC                                                 5,262

Reyem Partners LP                                                  8,489

Henry E. Mawicke                                                     636

Richard McClintock                                                   623

McElroy Management Inc.                                            5,478

MCS Properties, Inc.                                               5,958

Lila Atkins Mulkey                                                 7,327

James Muslow, Jr.                                                  4,911

Adel Nassif                                                        4,910

Kris Nielsen                                                          28

Catherine A. O'Brien                                                 832

Martha E. O'Brien                                                    832

Steve Ohren                                                       31,828



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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Pacifica Holding Company                                          97,893

Sybil T. Patten                                                    1,816

Betty S. Phillips                                                  3,912

Jeffrey Pion                                                       2,879

Pipkin Family Trust dated 10/6/89                                  3,140

Robert J. Powers                                                  37,674

Manor Properties                                                 143,408

Elizabeth Hutton Hagen Fitzpatrick IRA dated                         607
9/1/91

Robert S. Hood Living Trust dated 1/9/90 &                         3,591
Amended 12/16/96

James Sage                                                         2,156

Kathleen Sage                                                      3,350

Wilton Wade Sample                                                 5,449

Sealy & Company, Inc.                                             37,119

Sealy Florida, Inc.                                                  675

Mark P. Sealy                                                      8,451

Sealy Real Estate Services, Inc.                                 148,478

Scott P. Sealy                                                    40,902

Marilyn Rangel IRA dated 2/5/86                                      969

Siskel Family Partnership                                         11,359

Siskel Revocable Trust 1987 dated 4/17/1987                       10,087

Suzanne Siskel                                                     3,802



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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Steve Smith                                                          386

Sterling Alsip trust dated August 1, 1989                            794

Sterling Family Trust dated 3/27/80                                3,559

Donald C. Thompson                                                38,524

TUT Investments I LLC                                              5,274

William S. Tyrrell                                                 2,906

Van Gilder Family Partnership                                      2,262

Virginia B. and Norton Sharpe Living trust                        12,055
UDT dated 4/26/96

Steve Walbridge                                                      338

Richard Walker, Jr.                                                  963

Charles Kendall Jr. Rollover  IRA dated                              656
1/21/93

William B. Wiener, Jr.                                            41,119

Patricia Wiener-Shifke                                            12,944

William J. Mallen Trust dated 4/29/94                              8,016

Fred Wilson                                                       35,787

World's Fair Thirty                                                1,442

Wolsum, Inc.                                                       2,427

Johannson Yap                                                      1,680

Gerald & Sharon Zuckerman                                            615

Stephen Mann                                                      15,017

Stanley Gruber                                                    30,032

Seymour Israel                                                    15,016


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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

J. O'Neil Duffy, Sr.                                                 513

James O. Duffy, Jr.                                                  513

Garrett E. Sheehan                                                   513

Sam Shamie Trust Agreement dated March 16,                       337,753
1978, as restated on November 16, 1993

Richard H. Zimmerman Living Trust dated                           47,174
October 15, 1990, as amended

Keith J. Pomeroy Revocable Trust Agreement,                      128,783
dated December 13, 1976, as amended and
restated on June 28, 1995

Enid Braden Trust of June 28, 1995                                18,464

Sam L. Yaker Revocable Trust Agreement dated                      30,285
February 14, 1984

Armenag Kalaydjian Revocable Trust Agreement                      21,655
dated February 28, 1984

RBZ LLC                                                              124

KEP LLC                                                           78,873

ESAA Associates Limited Partnership                               19,367

Paul F. Obrecht, Jr.                                               5,289

Richard F. Obrecht                                                 5,289

Thomas F. Obrecht                                                  5,289

George F. Obrecht                                                  5,289

Joan R. Kreiger Revocable Trust                                   15,184

William L. Kreiger, Jr.                                            3,374



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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------

Elmer H. Wingate                                                   1,688

Apollo/Pacifica Bryant LLC                                        42,977

Edwin and Cathleen Hession                                         7,987














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